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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 13, 2000
                                                          --------------

                                Pharmaprint Inc.
                              --------------------
               (Exact name of registrant as specified in charter)

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
             Delaware                                                                                33-0640125
             --------                                 ----------------------                         ----------
(State or other jurisdiction of Incorporation)       (Commission File Number)            (IRS Employer Identification Number)
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   2600 Michelson Drive, Suite 1600, Irvine, Ca                     92612
   --------------------------------------------                     -----
         (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (949) 794-7778
                                                           --------------



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ITEM 5.           OTHER EVENTS

         On April 13, 2000, PharmaPrint Inc. ("PharmaPrint") announced that C. Richard Piazza, Chairman and Chief Executive Officer of PharmaPrint tendered his resignation, effective as of April 14, 2000. Mr. Piazza has agreed to act as a consultant to PharmaPrint to manage the day-to-day operations of the Company. The Board of Directors of PharmaPrint will begin searching immediately to find interim and permanent replacements.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PHARMAPRINT INC.

Date: April 13, 2000                           By:        /s/ Phillip G. Trad
                                                          ---------------------
                                                          Phillip G. Trad
                                                          Director

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